UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): July 19, 2004


                            Zhone Technologies, Inc.
             (Exact name of registrant as specified in its charter)



          Delaware                     000-32743                22-3509099
(State or other jurisdiction    (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)


               7001 Oakport Street
               Oakland, California                        94621
      (Address of principal executive offices)          (Zip Code)


                                 (510) 777-7000
              (Registrant's telephone number, including area code)



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Item 12. Results of Operations and Financial Condition.

On July 19, 2004, Zhone Technologies, Inc. issued a press release announcing its second quarter 2004 results. A copy of the press release is attached hereto as
Exhibit 99.1 and is incorporated by reference herein. The information furnished in this Item 12 and Exhibit 99.1 attached hereto shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 or 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be deemed to be incorporated by reference into any filing with the SEC made by Zhone whether before or after the date hereof, regardless of any general incorporation language contained in such filing.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Zhone Technologies, Inc.

Date:  July 19, 2004
                                       By: /s/Morteza Ejabat
                                           -------------------------------------
                                           Morteza Ejabat
                                           Chief Executive Officer

                                  EXHIBIT INDEX

EXHIBIT           DESCRIPTION
-------           -----------
99.1              Press Release dated July 19, 2004